EXHIBIT 10.73


                 AMENDMENT NO. 3 TO TRAVIS BOATS & MOTORS, INC.
                           LOAN AND SECURITY AGREEMENT


         Amendment No. 3 to Loan and Security Agreement dated as of March 13, 2002, by and between TRANSAMERICA COMMERCIAL FINANCE CORPORATION ("Lender") and the Persons listed on Schedule I attached hereto (individually, a "Borrower" and collectively, the "Borrowers").



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                                P R E A M B L E:
                                - - - - - - - -

         Pursuant to that certain Loan and Security Agreement dated as of January 28, 2000, as amended from time to time by and among Lender and Borrowers (collectively, the "Loan Agreement"), Lender made certain financing available to Borrowers. Borrowers have requested Lender to modify certain terms and provisions of the Documents. Lender has agreed to do so, upon the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the premises which are incorporated herein by this reference and constitute an integral part of this Amendment, the execution and delivery of this Amendment and the mutual covenants and agreements hereafter set forth, the parties hereto agree as follows:

         1. The "Documents", as defined in Section 1.1(S) of the Loan Agreement, shall include, without limitation, the Loan Agreement, as amended by this Amendment and any other amendments and/or restatements to the Loan Agreement and the Guaranties, as confirmed, reaffirmed and amended by the Confirmations of Guaranties, and as may be further confirmed, reaffirmed and amended from time to time.

         2. New Sections 1.1(QQQQ) through (TTTT) are added to the Loan Agreement as follows:

                  "(QQQQ)   "6%   Series  A   Preferred   Stock   Statement   of
                  Designations" shall mean that certain Statement of Designations of 6% Series A Convertible Preferred Stock of Parent, a copy of which is attached hereto as Exhibit 1.1(QQQQ).

                  (RRRR) "Tracker" shall mean TMRC, L.L.P., a Missouri limited liability partnership.

                  (SSSS)"Tracker Escrow Agreement" shall mean that certain Escrow Agreement dated as of the date of Amendment No. 3 to this Agreement by and among Travis Boats & Motors, Inc, Tracker and Jenkens & Gilchrist, PC, a copy of which is attached hereto as Exhibit 1.1(SSSS).

                  (TTTT)"Tracker Stock Purchase Agreement" shall mean that certain Preferred Stock and Warrant Purchase Agreement dated as of the date of Amendment No. 3 to this Agreement by and among Parent and Tracker, a copy of which is attached hereto as Exhibit 1.1(TTTT).

                  (UUUU) "Tracker Warrant" shall mean that certain Warrant for 30,000 shares of Series A Cumulative Convertible Preferred Stock of Parent to be issued pursuant to the Tracker Stock Purchase Agreement and in the form attached as Exhibit B to the Tracker Stock Purchase Agreement.

         3. Contemporaneously with the execution and delivery of this Amendment, the Guarantors shall execute and deliver to Lender confirmations, reaffirmations and amendments of their Guaranties in form and manner satisfactory to Lender (individually, a "Confirmation of Guaranty" and collectively, the "Confirmations

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of Guaranty").  All references to each Guaranty in the Loan Agreement shall mean
such  Guaranty,   as  confirmed,   reaffirmed  and  amended  by  its  applicable
Confirmation of Guaranty.

         4. Section 3.11 of the Loan Agreement is amended to read as follows:

                  Section 3.11 Real Estate Liens in Favor of Lender. On or before April 30, 2002, Borrowers will (i) execute or cause to be executed mortgages or deeds of trust, as applicable, promissory notes as may be required under local real estate law, and similar and related documents necessary to perfect liens in favor of Lender on such parcels of real estate (collectively "Mortgages") in favor of Lender on each parcel of real estate owned by any of the Travis Entities; and (ii) cooperate with Lender (with costs to be paid by Borrowers) on all preliminary work for such Mortgages, whether drafting mortgages, deeds of trust, promissory notes and related documents, obtaining appraisals, surveys, environmental site assessments, or otherwise, all to be completed in form and manner satisfactory to Lender on or before April 30, 2002, except for the drafting of mortgages, deeds of trust, promissory notes and related documents which shall be completed in form and manner satisfactory to Lender on or before April 30, 2002. Borrower will provide Lender by March 31, 2002 copies of all current mortgages and deeds of trust on such property for Lender's review. Lender will release these Mortgages parcel by parcel at the time of any sale or sale-leaseback (i) if Borrowers have repaid in full all of the Liabilities, or (ii) if Borrowers have not repaid all of the Liabilities, but no Event of Default exists or will exist with the giving of notice, the passage of time, or both, and, in the sole determination of Lender, Borrowers have sufficient liquidity and Lender's collateral position is satisfactory to Lender.

         5. New Sections 4.1(T) through (U) are added to the Loan Agreement as follows:

                  "(T) Tracker Stock Purchase Agreement. The Tracker Stock Purchase Agreement attached hereto as an exhibit is a true and correct copy of the Tracker Stock Purchase Agreement and represents the complete agreement of Tracker to purchase 50,000 shares of Parent 6% Series A Cumulative Convertible Preferred Stock and the Warrant and there have been no changes, modifications, alterations or amendments to the Tracker Stock Purchase Agreement.

                  (U) Tracker Warrant. The Tracker Warrant attached hereto as an exhibit is a true and correct copy of the Tracker Warrant and represents the complete agreement of Tracker to purchase 30,000 shares of Parent 6% Series A Cumulative Convertible Preferred Stock upon exercise of the Warrant and there have been no changes, modifications, alterations or amendments to the Tracker Warrant.

                  (V) Tracker Escrow Agreement. The Tracker Escrow Agreement attached hereto as an exhibit is a true and correct copy of the Tracker Escrow Agreement and represents the complete agreement of Tracker to give to the escrow agent under the Tracker Escrow Agreement the notice to exercise the Warrant and purchase 30,000 shares of Parent 6% Series A Cumulative Convertible Preferred Stock, with the proceeds of such purchase used to payoff the Brunswick Financing and there have been no changes, modifications, alterations or amendments to the Tracker Escrow Agreement.

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                  (W) 6% Series A Preferred Stock Statement of Designations. The
                  6% Series A Preferred Stock Statement of Designations attached hereto as an exhibit is a true and correct copy of the 6%
                  Series  A  Preferred  Stock  Statement  of  Designations   and
                  represents the complete terms and provisions of Parent 6% Series A Cumulative Convertible Preferred Stock and there have been no changes, modifications, alterations or amendments to the 6% Series A Preferred Stock Statement of Designations."

         6. Section 5.1(K) of the Loan Agreement is amended to read as follows:

                  "(K) Stock. It will neither purchase, retire, redeem or otherwise acquire any shares nor issue any additional shares of any class of capital stock of it, except (i) that it may issue additional shares of stock in connection with any acquisition assets of another Person permitted under this Agreement; and (ii) the repurchase of up to $1,000,000.00 in the aggregate of its capital stock in the open market; and
                  (iii) for the issuance of 6% Series A Cumulative Convertible Preferred Stock or common stock converted thereunder of Parent to Tracker pursuant to the Tracker Stock Purchase Agreement and the Tracker Warrant or as otherwise set forth in the 6% Series A Preferred Stock Statement of Designations; and (iv) the issuance of 528,584 shares of common stock of Parent to certain existing shareholders of common stock of Parent with respect to the potential conversion of the Initial Cash Infusion by such shareholders into common stock of Parent pursuant to those certain Subordinated Note Purchase Agreement w/ Shareholder Purchasers dated as of December 14, 2001."

         7. Section 5.1 (KK) of the Loan Agreement is amended to read as follows:

                  "(KK) Lock Box. By no later than April 30, 2002, Borrowers and the financial institution at which Borrowers have established a Lock Box Account to collect monies solely for the Borrowers shall execute and deliver to Lender such agreements, documents and instruments satisfactory to Lender in order for Lender at any time, in Lender's discretion, following the time when either an Event of Default occurs or will occur with the giving of notice, the passage of time or both, to require such Lock Box Account be under the sole control of Lender and have all payments received in such Lock Box Account to be paid to Lender."

         8. New Sections 5.1(MM) through (PP) are added to the Loan Agreement as follows:

                  "(MM) Tracker Stock Purchase Agreement. The Tracker Stock Purchase Agreement will not be materially amended, altered or terminated without the prior written consent of Lender. Borrowers shall deliver to Lender copies of all amendments, alterations or terminations of the Tracker Stock Purchase Agreement.

                  (NN) Tracker Warrant. The Tracker Warrant will not be materially amended, altered or terminated without the prior written consent of Lender. Borrowers shall deliver to Lender copies of all amendments, alterations or terminations of the Tracker Warrant.

                  (OO) Tracker Escrow Agreement. The Tracker Escrow Agreement will not be materially amended, altered or terminated without the prior written consent of Lender. Borrowers shall deliver to Lender copies of all amendments, alterations or terminations of the Tracker Escrow Agreement.

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                  (PP) 6% Series A Preferred  Stock  Statement of  Designations.
                  The 6% Series A Preferred Stock Statement of Designations will not be materially amended, altered or terminated without the prior written consent of Lender. Borrowers shall deliver to Lender copies of all amendments, alterations or terminations of the 6% Series A Preferred Stock Statement of Designations."

         9. Sections 7.1(S) through (T) of the Loan Agreement are amended to read as follows:

                  "(S) At any time any Person or group of Persons acting in concert directly or indirectly purchases, transfers, sells or assigns 30% or more of the shares of common stock of Parent then outstanding; provided, however, that the purchase of the 6% Series A Cumulative Convertible Preferred Stock or common stock converted thereunder in Parent by Tracker pursuant to the Tracker Stock Purchase Agreement and the Tracker Warrant and the transfer of such stock by Tracker to any affiliate of Tracker that obtains ownership pursuant to an allowed transfer under the Tracker Stock Purchase Agreement shall not constitute an Event of Default pursuant to this clause (S);

                  (T) At any time any Person or group of Persons acting in concert directly or indirectly owns, controls or has the power to vote more than 50% of the shares of common stock of Parent then outstanding; provided, however, that any ability by Tracker or any affiliate of Tracker that is a permitted assignee of Tracker pursuant to the Tracker Stock Purchase Agreement to vote, own or control Tracker's 6% Series A Cumulative Convertible Preferred Stock or common stock converted thereunder in Parent in any manner whatsoever pursuant to the 6% Series A Preferred Stock Statement of Designation or to control the vote of directors of Parent pursuant to the 6% Series A Preferred Stock Statement of Designations shall not constitute an Event of Default pursuant to this clause (T); "

         10. All representations and warranties made to the Lender in the Documents are hereby restated to the Lender and all of such representations and warranties remain true and correct as of the date of this Amendment.

         11. All of the pledges, assignments, transfers, conveyances, mortgages and grants of security interest of any property given to Lender by any Borrower or any Guarantor pursuant to the Documents, including, but not limited to, pursuant to Article Three of the Loan Agreement, have constituted and shall and hereinafter do continue to constitute pledges, assignments, transfers, conveyances, mortgages and grants of security interests of property to secure the Liabilities.

         12. Lender's obligation to enter into this Amendment is subject to the fulfillment of each and every one of the following conditions prior to, or contemporaneously with the execution and delivery of this Amendment:

                  A. All of the conditions precedent set forth in the Loan Agreement shall have been met; and

                  B. Lender shall have received such instruments, agreements and documents in form and manner satisfactory to Lender and its counsel as Lender may reasonably request and where applicable, duly executed and recorded, including, but not limited to, the following:

                  (i) Certificates of the Secretaries of Borrowers and certifying as to (a) all corporate actions taken and consents made by Borrowers to authorize the transactions provided for or contemplated under this Amendment and the execution, delivery and performance of the Documents; and (b) the names of the officers

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                           or  employees  of  Borrowers  authorized  to sign the
                           Documents,   together  with  a  sample  of  the  true
                           signature   of  each   such   Person.   (Lender   may
                           conclusively rely on such certificates until formally
                           advised  by  a  like   certificate   of  any  changes
                           therein.);

                  (ii)     the Confirmations of Guaranties;

                  (iii) Certificates of good standing for Borrowers in the jurisdiction of their incorporation;

                  (iv) Such other instruments or documents as the Lender may reasonably request.

                  C. No Event of Default shall have occurred and be continuing, may occur with the giving of notice, the passage of time or both.

         13. All references to the Loan Agreement in any of the Documents shall mean the Loan Agreement, as amended by this Amendment and as may be further amended and/or restated from time to time.

         14. Borrowers agree to pay all reasonable fees and out-of-pocket expenses of Lender (including, but not limited to, outside counsel to Lender and paralegals) in connection with the preparation of this Amendment and all Documents relating to this Amendment.

         15. The Loan Agreement (as amended by this Amendment), together with the Documents, contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of the Loan Agreement. Except as specifically set forth in the Agreement, Lender makes no covenants to any Borrower, including, but not limited to, any other commitments to provide any additional financing to any Borrower.

         16. Notwithstanding anything else contained in this Amendment, the Paragraphs 2, 5, 6, 8 and 9 shall only be deemed effective and have force and effect when and only when Lender shall have received on or before March 31, 2002 evidence of the purchase by Tracker of 21,390 shares of 6% Series A Cumulative Convertible Preferred Stock in Parent for $2,139,000.00 and the issuance by Tracker Marine, L.L.C. of its firm, binding and irrevocable commitment letter pursuant to Section 2.1(b)(iii) of the Tracker Stock Purchase Agreement all in form and manner satisfactory to Lender and its counsel; provided, however, that if the above shall not be delivered to Lender on or before March 31, 2002, then such Paragraphs 2, 5, 6, 8 and 9 shall be deemed null and void, with the remaining paragraphs of this Amendment remaining in full force and effect.

         17. Each of the Borrowers hereby release, except in the instance of gross negligence and wilful misconduct, the Lender and its officers, directors, employees, agents, attorneys, personal representatives, successors, predecessors and assigns from all manner of actions, cause and causes of action, suits, deaths, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, and particularly, without limiting the generality of the foregoing, in connection with the Documents and any agreements, documents and instruments relating to the Documents and the administration of the Documents, all indebtedness, obligations and liabilities of any of the Travis Entities to the Lender and any agreements, documents and instruments relating to the Documents and/or the Borrower Documents (collectively, the "Claims"), which any of the Borrowers now have against the Lender or ever had, or which might be asserted by their heirs, executors, administrators, representatives, agents, successors, or assigns based on any Claims which exist on or at any time prior to the date of this Amendment. Each Borrower expressly acknowledges and agrees that each Borrower has have been advised by counsel in connection with this Amendment and that each Borrower

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understands that this Paragraph  constitutes a general release of the Lender and that they each intend to be fully and legally bound by the same. Each Borrower further expressly acknowledges and agrees that this general release shall have full force and effect notwithstanding the occurrence of a Default or Event of Default (however such terms are defined) pursuant to any of the Documents.

         18. This Amendment may be executed in any number of counterparts, each of which counterpart, once they are executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one in the same amendment.

         19. Except as specifically amended and modified by this Amendment, (A) the Loan Agreement shall remain in full force and effect and is hereby restated and incorporated herein by this reference; and (B) all terms defined in the Loan Agreement shall have the same meanings herein as therein.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.


         LENDER:           TRANSAMERICA COMMERCIAL FINANCE CORPORATION
         ------


                           By:_________________________________
                           Title: President



         BORROWERS:        TRAVIS BOATS & MOTORS, INC.
         ---------


                           By:________________________________
                           Title: President



                           TRAVIS BOATING CENTER GEORGIA, INC.


                           By:________________________________
                           Title: President



                           TRAVIS BOATING CENTER FLORIDA, INC.


                           By:__________________________________
                           Title: President



                           ADVENTURE MARINE & OUTDOORS, INC.


                           By:__________________________________
                           Title: President


                           ADVENTURE MARINE SOUTH, INC.


                           By:________________________________
                           Title: President

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



                           ADVENTURE BOAT BROKERAGE, INC.


                           By:__________________________________
                           Title: President



                           TBC MANAGEMENT, INC.


                           By:__________________________________
                           Title: President



                           TBC MANAGEMENT, LTD.


                           By:__________________________________
                           Title: President







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